UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2018

BofI HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 350-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 3, 2018, BofI Federal Bank (the “Bank”), a subsidiary of BofI Holding, Inc. (the "Registrant"), entered into a purchase and assumption agreement ("Agreement") with Nationwide Bank to acquire substantially all of the Nationwide deposits at the time of closing, estimated at approximately $3 billion in deposits, including $1 billion in checking, savings and money market accounts and $2 billion in time deposit accounts. Under the Agreement, the Bank will receive cash for the deposit balances transferred less a premium commensurate with the fair market value of the deposits purchased. The deposit transfer transaction is subject to prior approval by the Office of the Comptroller of the Currency. The closing of the transaction is targeted for November 2018.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 3, 2018, the Bank issued a press release announcing it entered into a purchase and assumption agreement with Nationwide Bank. A copy of the press release is attached hereto as Exhibit 99.2.

This Form 8-K and the copy of the press release attached hereto as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information is presented as of August 3, 2018, and the Registrant does not assume any obligation to update such information in the future.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Purchase Agreement Between Nationwide Bank and BofI Federal Bank dated August 3, 2018*
99.2	Nationwide Bank and BofI Federal Bank Press Release dated August 3, 2018
*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

Date: August 3, 2018	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer